EXHIBIT 24.1

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Stephen R. Demeritt

Stephen R. Demeritt

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Livio D. DeSimone

Livio D. DeSimone

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ William T. Esrey

William T. Esrey

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Raymond V. Gilmartin

Raymond V. Gilmartin

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Judith Richards Hope

Judith Richards Hope

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Robert L. Johnson

Robert L. Johnson

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Heidi G. Miller

Heidi G. Miller

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Stephen W. Sanger

Stephen W. Sanger

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ A. Michael Spence

A. Michael Spence

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Dorothy A. Terrell

Dorothy A. Terrell

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Raymond G. Viault

Raymond G. Viault

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ John M. Keenan

John M. Keenan

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Paul S. Walsh

Paul S. Walsh

Date:	October 27, 2003

POWER OF ATTORNEY

I hereby appoint J. A. Lawrence, S. S. Marshall, and K. L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

•	Sign a registration statement on Form S-3 for the registration of the sale by General Mills, Inc. of up to $2.5 billion aggregate principal amount of securities of General Mills, Inc. (plus such additional amount as may be necessary for the inclusion of securities of selling securityholders), any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

•	File the registration statement mentioned above on Form S-3 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

•	Perform the acts that need to be done concerning these filings; and

•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully in the scope of this Power of Attorney.

By:	/s/ Hilda Ochoa-Brillembourg

Hilda Ochoa-Brillembourg

Date:	October 27, 2003